FORM 8-K - CURRENT REPORT


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report:  June 24, 1997


                             GROWTH HOTEL INVESTORS
             (Exact name of registrant as specified in its charter)



           California                  0-15347               94-2964750
    (State or other jurisdiction    (Commission           (I.R.S. Employer
        of incorporation or          File Number)          Identification
           organization)                                      Number)



                           One Insignia Financial Plaza
                                 Post Office Box 1089
                          Greenville, South Carolina 29602
                    (Address of Principal Executive Office)

       Registrant's telephone number, including area code (864) 239-1000

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


 (b)       Pro forma financial information

 The Partnership's investment properties and the Partnership's joint ventures' investment properties were sold on June 24, 1997, to an unaffiliated third party. The following unaudited condensed balance sheet of the Partnership assumes the properties had been disposed of at March 31, 1997.

                                                         Pro Forma Balance Sheet
                                                     (in thousands except unit data)
                                                               (Unaudited)

                                                  March 31,                     March 31,
                                                    1997          Pro Forma        1997
                                                 As Reported     Adjustments    Pro Forma
Assets
Cash and cash equivalents                        $  4,260        $ 34,955  (1)  $ 39,215
Restricted cash                                       298              --            298
Deferred costs                                        631             (30) (1)       601
Accounts receivable and other assets                  246            (225) (1)        21
Investment in unconsolidated joint venture          7,988          (7,815) (1)       173

Investment properties:
 Land                                               3,098          (3,098) (1)        --
 Buildings and related personal
   property                                        22,018         (22,018) (1)        --
                                                   25,116         (25,116) (1)        --
 Less accumulated depreciation                     (9,941)          9,941  (1)        --
                                                   15,175         (15,175) (1)        --

 Total assets                                    $ 28,598        $ 11,710  (1)  $ 40,308

Liabilities and Partners' Equity (Deficit)

Accounts payable and other liabilities           $    445        $    649  (1)  $  1,094
Notes payable                                       5,403          (5,403) (1)        --

Minority interest in joint ventures                    27             (27) (1)        --

Partners' Equity                                   22,723          16,491  (1)    39,214

 Total liabilities and partners' equity          $ 28,598        $ 11,710  (1)  $ 40,308

 (1) Represents pro forma adjustments to reflect the removal of assets and liabilities related to the sale of the Partnership's investment properties and the Partnership's joint ventures' investment properties.

 The following proforma statements of (loss) income assume that the properties had been disposed of December 31, 1996. The following pro forma statements of
 (loss)income do not reflect the gain for financial statement purposes incurred as a result of the sale.

                                                   Pro Forma Statements of (Loss) Income
                                                               (Unaudited)
                                                        For the three months ended
                                                              March 31, 1997

                                                    As Reported   Adjustments   Pro Forma
    Revenues:
    Hotel operations                                $  1,689     $(1,689) (2)   $    --
    Equity in unconsolidated joint venture

    operations                                           221        (194) (2)        27
    Interest income                                       47          (2) (2)        45
    Total revenues                                     1,957      (1,885)            72

    Expenses:
    Hotel operations                                   1,166      (1,166) (2)        --
    Interest                                             149        (149) (2)        --
    Depreciation                                         265        (265) (2)        --
    General and administrative                           113          --            113
    Total expenses                                     1,693      (1,580)           113

    Net income before minority interest in
    joint ventures' operations                           264        (305) (2)       (41)

    Minority interest in joint ventures'
    operations                                            14         (14) (2)        --

    Net income                                      $    278     $  (319)       $   (41)

    Net income allocated to general partners        $     19     $   (22) (2)   $    (3)
    Net income allocated to limited partners             259        (297) (2)       (38)

    Net income                                      $    278     $  (319)       $   (41)

    Net income per limited partnership unit         $   7.00     $( 8.04) (2)   $ (1.04)

  (2) Represents pro forma adjustments to remove revenues and expenses related to the sale of the Partnership's investment properties and the sale of the properties in joint ventures.

                                                Pro Forma Statements of (Loss) Income
                                                            (Unaudited)
                                                     For the twelve months ended
                                                          December 31, 1996
                                                  As Reported   Adjustments     Pro Forma
Revenues:
  Hotel operations                                $  7,830      $(7,823) (2)    $     7
  Equity in unconsolidated joint venture
     operations                                      1,851       (1,677) (2)        174
  Interest income                                      150           (8) (2)        142
       Total revenues                                9,831       (9,508)            323

Expenses:
  Hotel operations                                   5,107       (5,107) (2)         --
  Interest                                             594         (594) (2)         --
  Depreciation                                         941         (941) (2)         --
  General and administrative                           631           --             631
       Total expenses                                7,273       (6,642)            631

Net income before minority interest in joint
  ventures' operations                               2,558       (2,866) (2)       (308)

Minority interest in joint ventures'
  operations                                            35          (35) (2)         --

Net income                                        $  2,593      $(2,901)        $  (308)

Net income allocated to general partners          $    179      $  (200) (2)    $   (21)
Net income allocated to limited partners             2,414       (2,701) (2)       (287)

Net income                                        $  2,593      $(2,901)        $  (308)

Net income per limited partnership unit           $  65.36      $(73.13) (2)    $ (7.77)

(2) Represents pro forma adjustments to remove revenues and expenses related to the sale of the Partnership's investment properties and the sale of the properties in the joint ventures investment properties.


(c)        Exhibits

Agreement of Purchase and Sale dated as of March 14, 1997 by and between the Partnership and Equity Inns Partnership, L.P., as amended as of May 1, 1997 incorported by reference to the Partnership's Proxy Statement dated May 28, 1997.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                           GROWTH HOTEL INVESTORS


                                By:    MONTGOMERY REALTY COMPANY 85,
                                       its general partner


                                By:    NPI REALTY MANAGEMENT CORP.
                                       MANAGING GENERAL PARTNER


                                       /s/William H. Jarrard, Jr.
                                       President and Director


                           Date:   August 15, 1997